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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 17, 2001

                               TMP WORLDWIDE INC.
               (Exact name of issuer as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

        0-21571                            13-3906555
(Commission File Number)        (IRS Employer Identification No.)

                                622 THIRD AVENUE
                               NEW YORK, NY 10017
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code (212) 351-7000

                                      NONE
                (Former address, if changed since last report.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 9. REGULATION FD DISCLOSURE.

    TMP Worldwide Inc. ("TMP" or the "Company") is furnishing under Item 9 of this Current Report on Form 8-K selected financial information in response to analysts' requests. Readers are referred to the documents filed by the Company with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, volatility of the Company's stock price, intense competition in the Company's markets, changes in demands for the Company's products and services, management of the Company's growth, foreign currency fluctuations and adverse changes in the regulatory environment adversely affecting the Company's business. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

    TMP is disclosing certain unaudited historical adjusted financial data retroactively restated to reflect its acquisitions of The Definitive Group Limited ("Definitive Group"), Hayden & Associates, Inc. ("Hayden"), Cornell Technical Services, Inc. ("Cornell"), The Hamel Group, Inc. ("Hamel") and FastWeb, Inc. ("FastWeb"), accounted for as poolings of interests (the "Second Quarter 2001 Mergers") and completed during the second quarter of 2001. Definitive Group, Hayden and Cornell were acquired by our eResourcing division. Hamel was acquired by our Advertising & Communications division. FastWeb was acquired by our Interactive division and is being merged into Monster.com-Registered Trademark-. Such retroactive restatement has already been reflected in the financial statements filed on Form 10-Q For the Quarterly Period Ended June 30, 2001, as of and for the three and six months ended
June 30, 2001, for the three and six months ended June 30, 2000 and as of December 31, 2000. This Current Report on Form 8-K presents the effect of the Second Quarter 2001 Mergers on all the historic quarters of 2001, 2000 and 1999.

    The adjusted operating expenses, adjusted earnings and adjusted earnings before interest, income taxes, depreciation and amortization ("EBITDA") disclosed herein exclude the effects of merger and integration costs and restructuring charges. Such excluded amounts relate to acquisitions accounted for as poolings of interests and are primarily comprised of transaction costs for the mergers completed in the respective year-to-date periods, the costs incurred for the subsequent registration of shares issued in such acquisitions and the amortization of employee stay bonuses. In addition, these amounts include separation pay and office and management integration costs, which include the elimination of redundant management, closing of excess facilities, and the write-off of fixed assets, which will not be used in the future.

    Adjusted EBITDA is presented to provide additional information about our ability to meet our future debt service, capital expenditures and working capital requirements and is one of the measures which determines our ability to borrow under our credit facility. Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of our profitability or liquidity.

    Diluted adjusted earnings per share calculations for each quarter reflects the weighted average effect for the quarter; therefore, the sum of the quarters may not equal the full year earnings per share amount, which reflects the weighted average effect on an annual basis. In addition, diluted earnings per share calculations for each quarter include the effect of stock options and warrants, when dilutive to the quarter.

    TMP's quarterly commissions and fees for recruitment advertising are typically higher in the first and second quarters and lower in the fourth quarter; however, the cyclical nature of the economy and our clients' employment needs have an overriding impact on our quarterly results in Advertising & Communications, eResourcing and Executive Search. The quarterly commissions and fees of our Directional Marketing division are affected by the timing of yellow page directory closings, which currently have a concentration in the second and third quarters. Yellow page publishers may change the timing of directory publications, which may have an effect on our quarterly results. Our Directional Marketing results are also affected by commissions earned for volume placements for the year, and such amounts, if any, are typically reported in the fourth quarter.

                      TMP WORLDWIDE INC. AND SUBSIDIARIES

                    QUARTERLY ADJUSTED FINANCIAL INFORMATION

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

ACQUISITIONS ACCOUNTED FOR USING THE POOLING OF INTERESTS METHOD

    During the period of January 1, 2001 through March 31, 2001, the Company consummated mergers with JWG Associates, Inc. and Management Solutions, Inc. in transactions that provided for the exchange of all of the outstanding stock of each entity for a total of 1,193,339 shares of TMP common stock. Such transactions were accounted for as poolings of interests (the "First Quarter 2001 Mergers").

    During the period of April 1, 2001 through June 30, 2001, the Company completed the following mergers (the "Second Quarter 2001 Mergers," collectively, with the First Quarter 2001 Mergers, the "First Half 2001 Mergers") which provided for the exchange of all of the outstanding stock of each entity for a total of 2,277,587 shares of TMP common stock and which were accounted for as poolings of interests. The effect of the Second Quarter 2001 Mergers on the various components of stockholders' equity at December 31, 2000 are as follows:

                                                                CLASS B
                                     COMMON STOCK,           COMMON STOCK,                     OTHER
                                    $.001 PAR VALUE         $.001 PAR VALUE      ADDITIONAL   COMPRE-    RETAINED       TOTAL
                                 ----------------------   --------------------    PAID-IN     HENSIVE    EARNINGS   STOCKHOLDERS'
                                   SHARES       AMOUNT     SHARES      AMOUNT     CAPITAL       LOSS     DEFICIT       EQUITY
                                   ------      --------   ---------   --------   ----------   --------   --------   -------------
Balance, December 31, 2000
  (as reported on the
  March 31, 2001 Form 10-Q)....  100,404,067     $100     4,762,000     $  5     $1,142,681   $(63,924)  $(11,129)   $1,067,733
The Definitive Group Limited...      507,568        1            --       --         2,553       (311)    (7,406)        (5,163)
Hayden & Associates, Inc.......      353,448        1            --       --            30         --      1,322          1,353
Cornell Technical Services,
  Inc..........................      308,566       --            --       --             5         --      9,665          9,670
The Hamel Group, Inc...........      120,814       --            --       --            97         --      2,584          2,681
FastWeb, Inc...................      987,191        1            --       --         1,593         --      1,303          2,897
                                 -----------     ----     ---------     ----     ----------   --------   --------    ----------
Balance, December 31, 2000
  (restated)...................  102,681,654     $103     4,762,000     $  5     $1,146,959   $(64,235)  $(3,661)    $1,079,171
                                 ===========     ====     =========     ====     ==========   ========   ========    ==========

    Commissions and fees and net income applicable to common and Class B common stockholders of the combining companies are as follows:

                                                               THREE MONTHS
                                                                  ENDED
                                                              MARCH 31, 2001
                                                              --------------
COMMISSIONS AND FEES
TMP, as previously reported on the March 31, 2001 Form 10-Q     $  362,825
The Definitive Group Limited................................         5,738
Hayden & Associates, Inc....................................         1,868
Cornell Technical Services, Inc.............................         1,509
The Hamel Group, Inc........................................         1,235
FastWeb, Inc................................................         4,020
                                                                ----------
Restated....................................................    $  377,195
                                                                ==========

                      TMP WORLDWIDE INC. AND SUBSIDIARIES

                    QUARTERLY ADJUSTED FINANCIAL INFORMATION

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                               THREE MONTHS
                                                                  ENDED
                                                              MARCH 31, 2001
                                                              --------------
NET INCOME (LOSS)
TMP, as previously reported on the March 31, 2001 Form 10-Q     $    5,770
The Definitive Group Limited................................           630
Hayden & Associates, Inc....................................          (422)
Cornell Technical Services, Inc.............................          (870)
The Hamel Group, Inc........................................           504
FastWeb, Inc................................................            82
                                                                ----------
Restated....................................................         5,694
Merger and integration costs, net of tax benefits...........        14,587
                                                                ----------
Restated, as adjusted.......................................    $   20,281
                                                                ==========

                                                               2000 THREE MONTHS ENDED
                                                  --------------------------------------------------       TOTAL
                                                  MARCH 31    JUNE 30    SEPTEMBER 30   DECEMBER 31        YEAR
                                                  ---------   --------   ------------   ------------   -------------
COMMISSIONS AND FEES
TMP, as previously reported on Form 10-K........  $271,396    $316,117     $352,314       $351,910      $1,291,737
JWG Associates, Inc.............................     6,309       6,695        6,660          6,505          26,169
Management Solutions, Inc.......................     6,532       6,767        6,578          5,379          25,256
The Definitive Group Limited....................     5,764       6,235        6,082          5,623          23,704
Hayden & Associates, Inc........................     2,549       2,579        2,471          2,381           9,980
Cornell Technical Services, Inc.................     2,714       2,508        2,151          2,033           9,406
The Hamel Group, Inc............................     1,214         886          999          1,131           4,230
FastWeb, Inc....................................     5,156       4,823        3,859          3,206          17,044
                                                  --------    --------     --------       --------      ----------
Restated........................................  $301,634    $346,610     $381,114       $378,168      $1,407,526
                                                  ========    ========     ========       ========      ==========
NET INCOME (LOSS)
TMP, as previously reported on Form 10-K........  $  5,609    $ 12,551     $ 26,327       $ 12,372      $   56,859
JWG Associates, Inc.............................       617         678            7         (2,555)         (1,253)
Management Solutions, Inc.......................       285        (379)        (741)          (979)         (1,814)
The Definitive Group Limited....................    (1,897)     (3,173)      (6,316)           618         (10,768)
Hayden & Associates, Inc........................     1,088       1,051          879           (294)          2,724
Cornell Technical Services, Inc.................       511          99          251             33             894
The Hamel Group, Inc............................       506         161          276            300           1,243
FastWeb, Inc....................................     1,988       1,143          327           (480)          2,978
                                                  --------    --------     --------       --------      ----------
Restated........................................     8,707      12,131       21,010          9,015          50,863
Merger and integration costs, net of tax
  benefits......................................     7,116      12,152        8,107         25,632          53,007
                                                  --------    --------     --------       --------      ----------
Restated, as adjusted...........................  $ 15,823    $ 24,283     $ 29,117       $ 34,647      $  103,870
                                                  ========    ========     ========       ========      ==========

                                                               1999 THREE MONTHS ENDED
                                                  --------------------------------------------------       TOTAL
                                                  MARCH 31    JUNE 30    SEPTEMBER 30   DECEMBER 31        YEAR
                                                  ---------   --------   ------------   ------------   -------------
COMMISSIONS AND FEES
TMP, as previously reported on Form 10-K........  $200,389    $220,445     $244,969       $243,152      $  908,955
JWG Associates, Inc.............................     5,326       5,347        5,893          5,832          22,398
Management Solutions, Inc.......................     3,618       3,847        5,092          8,883          21,440
The Definitive Group Limited....................     4,399       9,530        2,526          7,819          24,274
Hayden & Associates, Inc........................     1,606       2,140        2,153          2,077           7,976
Cornell Technical Services, Inc.................     2,936       3,001        2,480          2,416          10,833
The Hamel Group, Inc............................       682         732          892            986           3,292
FastWeb, Inc....................................     1,927       1,409        1,910          2,831           8,077
                                                  --------    --------     --------       --------      ----------
Restated........................................  $220,883    $246,451     $265,915       $273,996      $1,007,245
                                                  ========    ========     ========       ========      ==========

                      TMP WORLDWIDE INC. AND SUBSIDIARIES

                    QUARTERLY ADJUSTED FINANCIAL INFORMATION

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                               1999 THREE MONTHS ENDED
                                                  --------------------------------------------------       TOTAL
                                                  MARCH 31    JUNE 30    SEPTEMBER 30   DECEMBER 31        YEAR
                                                  ---------   --------   ------------   ------------   -------------
NET INCOME (LOSS)
TMP, as previously reported on Form 10-K........  $  1,336    $  5,132     $ (1,609)      $ (5,647)     $     (788)
JWG Associates, Inc.............................     1,349         839        1,307           (734)          2,761
Management Solutions, Inc.......................    (1,489)     (1,141)          84          3,704           1,158
The Definitive Group Limited....................       917         405       (1,352)           926             896
Hayden & Associates, Inc........................       536         914          503           (149)          1,804
Cornell Technical Services, Inc.................     1,129       1,286          778            880           4,073
The Hamel Group, Inc............................       114         204          292           (145)            465
FastWeb, inc....................................      (411)     (1,088)        (936)           224          (2,211)
                                                  --------    --------     --------       --------      ----------
Restated........................................     3,481       6,551         (933)          (941)          8,158
Merger, integration and restructuring costs, net
  of tax benefits...............................     5,029       4,753       21,573         15,022          46,377
                                                  --------    --------     --------       --------      ----------
Restated, as adjusted...........................  $  8,510    $ 11,304     $ 20,640       $ 14,081      $   54,535
                                                  ========    ========     ========       ========      ==========

                      TMP WORLDWIDE INC. AND SUBSIDIARIES

                    QUARTERLY ADJUSTED FINANCIAL INFORMATION

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                      2001
                                                               THREE MONTHS ENDED     SIX MONTHS
                                                              --------------------       ENDED
                                                              MARCH 31    JUNE 30    JUNE 30, 2001
                                                              ---------   --------   -------------
GROSS BILLINGS
Interactive.................................................  $182,730    $189,658    $  372,388
Advertising & Communications................................   231,324     185,976       417,300
eResourcing.................................................   116,827     117,086       233,913
Executive Search............................................    31,489      32,518        64,007
Directional Marketing.......................................   129,726     145,621       275,347
                                                              --------    --------    ----------
    Total gross billings....................................  $692,096    $670,859    $1,362,955
                                                              ========    ========    ==========
COMMISSIONS & FEES
Interactive.................................................  $160,715    $172,552    $  333,267
Advertising & Communications................................    49,547      42,971        92,518
eResourcing.................................................   113,486     111,116       224,602
Executive Search............................................    31,489      32,517        64,006
Directional Marketing.......................................    21,958      24,450        46,408
                                                              --------    --------    ----------
    Total commissions & fees................................   377,195     383,606       760,801
                                                              --------    --------    ----------
ADJUSTED OPERATING EXPENSES
Salaries & related..........................................   198,523     195,802       394,325
Office & general............................................    86,645      73,154       159,799
Marketing & promotion.......................................    54,677      56,017       110,694
Amortization of intangibles.................................     5,888       6,217        12,105
                                                              --------    --------    ----------
    Total adjusted operating expenses.......................   345,733     331,190       676,923
                                                              --------    --------    ----------
Adjusted operating income...................................    31,462      52,416        83,878

OTHER INCOME (EXPENSE)
Interest income, net........................................     5,046       4,329         9,375
Other, net..................................................    (2,090)      1,490          (600)
                                                              --------    --------    ----------
    Total other income (expense), net.......................     2,956       5,819         8,775
                                                              --------    --------    ----------
Adjusted income before provision for income taxes & minority
  interests.................................................    34,418      58,235        92,653
Provision for income taxes..................................    14,318      22,529        36,847
                                                              --------    --------    ----------
Adjusted income before minority interests...................    20,100      35,706        55,806
Minority interests..........................................      (181)       (379)         (560)
                                                              --------    --------    ----------
Adjusted net income.........................................  $ 20,281    $ 36,085    $   56,366
                                                              ========    ========    ==========
Diluted weighted average shares outstanding.................   113,003     113,717       113,224
                                                              ========    ========    ==========
Diluted adjusted earnings per share.........................  $   0.18    $   0.32    $     0.50
                                                              ========    ========    ==========

ADJUSTED EBITDA
Adjusted operating income...................................  $ 31,462    $ 52,416    $   83,878
Depreciation and amortization...............................    10,694      12,531        23,225
Amortization of intangibles.................................     5,888       6,217        12,105
Other income (expense), net.................................    (2,090)      1,490          (600)
Minority interests..........................................       181         379           560
                                                              --------    --------    ----------
    Total adjusted EBITDA...................................  $ 46,135    $ 73,033    $  119,168
                                                              ========    ========    ==========
Merger and integration costs (excluded from above)..........  $ 20,193    $ 21,533    $   41,726
Tax benefit of merger and integration costs (excluded from
  above)....................................................  $ (5,606)   $ (5,275)   $  (10,881)
Diluted earnings per share (restated).......................  $   0.05    $   0.17    $     0.23

                      TMP WORLDWIDE INC. AND SUBSIDIARIES

                    QUARTERLY ADJUSTED FINANCIAL INFORMATION

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                  2000 THREE MONTHS ENDED
                                                     --------------------------------------------------     TOTAL
                                                     MARCH 31    JUNE 30    SEPTEMBER 30   DECEMBER 31       YEAR
                                                     ---------   --------   ------------   ------------   ----------
GROSS BILLINGS
Interactive........................................  $ 89,854    $113,670     $140,429       $163,290     $  507,243
Advertising & Communications.......................   259,673     265,320      254,470        244,766      1,024,229
eResourcing........................................   106,926     117,224      122,976        113,290        460,416
Executive Search...................................    39,007      48,345       47,888         43,159        178,399
Directional Marketing..............................   133,175     135,694      162,789        113,926        545,584
                                                     --------    --------     --------       --------     ----------
    Total gross billings...........................  $628,635    $680,253     $728,552       $678,431     $2,715,871
                                                     ========    ========     ========       ========     ==========
COMMISSIONS & FEES
Interactive........................................  $ 79,551    $102,219     $126,027       $145,589     $  453,386
Advertising & Communications.......................    54,374      56,863       56,828         55,126        223,191
eResourcing........................................   105,402     116,102      121,086        112,422        455,012
Executive Search...................................    39,007      48,345       47,888         43,159        178,399
Directional Marketing..............................    23,300      23,081       29,285         21,872         97,538
                                                     --------    --------     --------       --------     ----------
    Total commissions & fees.......................   301,634     346,610      381,114        378,168      1,407,526
                                                     --------    --------     --------       --------     ----------
ADJUSTED OPERATING EXPENSES
Salaries & related.................................   168,659     187,553      194,445        192,932        743,589
Office & general...................................    74,202      80,025       84,772         83,454        322,453
Marketing & promotion..............................    30,614      39,846       50,241         44,182        164,883
Amortization of intangibles........................     4,485       4,677        5,387          5,194         19,743
                                                     --------    --------     --------       --------     ----------
    Total adjusted operating expenses..............   277,960     312,101      334,845        325,762      1,250,668
                                                     --------    --------     --------       --------     ----------
Adjusted operating income..........................    23,674      34,509       46,269         52,406        156,858

OTHER INCOME (EXPENSE)
Interest income, net...............................     1,233       4,761        5,589          7,867         19,450
Other, net.........................................        87        (339)        (636)        (2,145)        (3,033)
                                                     --------    --------     --------       --------     ----------
    Total other income (expense), net..............     1,320       4,422        4,953          5,722         16,417
                                                     --------    --------     --------       --------     ----------
Adjusted income before provision for income taxes
  & minority interests.............................    24,994      38,931       51,222         58,128        173,275
Provision for income taxes.........................     9,252      14,891       22,167         23,537         69,847
                                                     --------    --------     --------       --------     ----------
Adjusted income before minority interests..........    15,742      24,040       29,055         34,591        103,428
Minority interests.................................       (81)       (243)         (62)           (56)          (442)
                                                     --------    --------     --------       --------     ----------
Adjusted net income................................  $ 15,823    $ 24,283     $ 29,117       $ 34,647     $  103,870
                                                     ========    ========     ========       ========     ==========
Diluted weighted average shares outstanding........   109,684     111,474      112,533        112,758        111,375
                                                     ========    ========     ========       ========     ==========
Diluted adjusted earnings per share................  $   0.14    $   0.22     $   0.26       $   0.31     $     0.93
                                                     ========    ========     ========       ========     ==========
ADJUSTED EBITDA
Adjusted operating income..........................  $ 23,674    $ 34,509     $ 46,269       $ 52,406     $  156,858
Depreciation and amortization......................     8,743       8,830        9,508         11,235         38,316
Amortization of intangibles........................     4,485       4,677        5,387          5,194         19,743
Other income (expense), net........................        87        (339)        (636)        (2,145)        (3,033)
Minority interests.................................        81         243           62             56            442
                                                     --------    --------     --------       --------     ----------
Total adjusted EBITDA..............................  $ 37,070    $ 47,920     $ 60,590       $ 66,746     $  212,326
                                                     ========    ========     ========       ========     ==========
Merger and integration costs (excluded from
  above)...........................................  $  8,674    $ 13,649     $ 14,823       $ 27,458     $   64,604
Tax benefit of merger and integration costs
  (excluded from above)............................  $ (1,558)   $ (1,497)    $ (6,716)      $ (1,826)    $  (11,597)
Diluted earnings per share (restated)..............  $   0.08    $   0.11     $   0.19       $   0.08     $     0.46

                      TMP WORLDWIDE INC. AND SUBSIDIARIES

                    QUARTERLY ADJUSTED FINANCIAL INFORMATION

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                  1999 THREE MONTHS ENDED
                                                     --------------------------------------------------     TOTAL
                                                     MARCH 31    JUNE 30    SEPTEMBER 30   DECEMBER 31       YEAR
                                                     ---------   --------   ------------   ------------   ----------
GROSS BILLINGS
Interactive........................................  $ 30,494    $ 37,091     $ 51,060       $ 67,556     $  186,201
Advertising & Communications.......................   249,838     246,411      238,955        232,769        967,973
eResourcing........................................    76,235      90,097       93,800         99,820        359,952
Executive Search...................................    41,544      42,686       47,776         41,552        173,558
Directional Marketing..............................   120,011     137,101      156,580        118,566        532,258
                                                     --------    --------     --------       --------     ----------
    Total gross billings...........................  $518,122    $553,386     $588,171       $560,263     $2,219,942
                                                     ========    ========     ========       ========     ==========
COMMISSIONS & FEES
Interactive........................................  $ 27,723    $ 33,440     $ 45,871       $ 59,819     $  166,853
Advertising & Communications.......................    52,911      53,604       51,180         51,372        209,067
eResourcing........................................    74,941      89,534       92,548         99,731        356,754
Executive Search...................................    41,513      42,686       47,776         41,302        173,277
Directional Marketing..............................    23,795      27,187       28,540         21,772        101,294
                                                     --------    --------     --------       --------     ----------
    Total commissions & fees.......................   220,883     246,451      265,915        273,996      1,007,245
                                                     --------    --------     --------       --------     ----------
ADJUSTED OPERATING EXPENSES
Salaries & related.................................   129,665     147,010      144,895        151,418        572,988
Office & general...................................    61,505      54,099       57,188         65,590        238,382
Marketing & promotion..............................    10,987      20,573       18,335         28,376         78,271
Amortization of intangibles........................     3,673       3,818        4,240          3,989         15,720
                                                     --------    --------     --------       --------     ----------
    Total adjusted operating expenses..............   205,830     225,500      224,658        249,373        905,361
                                                     --------    --------     --------       --------     ----------
Adjusted operating income..........................    15,053      20,951       41,257         24,623        101,884

OTHER INCOME (EXPENSE)
Interest expense, net..............................    (4,096)     (3,388)      (3,583)        (4,318)       (15,385)
Other, net.........................................       (77)     (1,203)        (892)          (278)        (2,450)
                                                     --------    --------     --------       --------     ----------
    Total other income (expense), net..............    (4,173)     (4,591)      (4,475)        (4,596)       (17,835)
                                                     --------    --------     --------       --------     ----------
Adjusted income before provision for income taxes,
  minority interests & equity in losses of
  affiliates.......................................    10,880      16,360       36,782         20,027         84,049
Provision for income taxes.........................     2,171       4,948       16,042          5,946         29,107
                                                     --------    --------     --------       --------     ----------
Adjusted income before minority interests & equity
  in losses of affiliates..........................     8,709      11,412       20,740         14,081         54,942
Minority interests.................................        99           8           --             --            107
Equity in losses of affiliates.....................      (100)       (100)        (100)            --           (300)
                                                     --------    --------     --------       --------     ----------
Adjusted net income................................  $  8,510    $ 11,304     $ 20,640       $ 14,081     $   54,535
                                                     ========    ========     ========       ========     ==========
Diluted weighted average shares outstanding........    96,098      97,551       97,350        100,073         97,925
                                                     ========    ========     ========       ========     ==========
Diluted adjusted earnings per share................  $   0.09    $   0.12     $   0.21       $   0.14     $     0.56
                                                     ========    ========     ========       ========     ==========
ADJUSTED EBITDA
Adjusted operating income..........................  $ 15,053    $ 20,951     $ 41,257       $ 24,623     $  101,884
Depreciation and amortization......................     6,459       7,336        9,551          7,667         31,013
Amortization of intangibles........................     3,673       3,818        4,240          3,989         15,720
Other income (expense), net........................       (77)     (1,203)        (892)          (278)        (2,450)
Minority interests.................................       (99)         (8)          --             --           (107)
Equity in losses of affiliates.....................      (100)       (100)        (100)            --           (300)
                                                     --------    --------     --------       --------     ----------
    Total adjusted EBITDA..........................  $ 24,909    $ 30,794     $ 54,056       $ 36,001     $  145,760
                                                     ========    ========     ========       ========     ==========
Merger and integration costs (excluded from
  above)...........................................  $  4,687    $  6,767     $ 34,808       $ 16,792     $   63,054
Restructuring charge (excluded from above).........  $  2,789    $     --     $     --       $     --     $    2,789
Tax benefit of merger and integration costs and
  restructuring charge (excluded from above).......  $ (2,447)   $ (2,014)    $(13,235)      $ (1,770)    $  (19,466)
Diluted earnings (loss) per share (restated).......  $   0.04    $   0.07     $  (0.01)      $  (0.01)    $     0.08

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                       TMP WORLDWIDE INC.
                                                       (Registrant)

                                                       By:              /s/ BART CATALANE
                                                            -----------------------------------------
                                                                          Bart Catalane
                                                                     CHIEF FINANCIAL OFFICER

Dated:  August 17, 2001